SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 16, 2009

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Information

Item 8.01	Other Information

On April 16, 2009, Sun Bancorp, Inc. (the “Registrant”) issued a press release announcing that its Board of Directors had declared a 5% stock dividend to all stockholders of record on April 30, 2009, payable on May 14, 2009. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

The Registrant also announced that its Annual Meeting of Stockholders will be held on July 16, 2009.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
99.1	Press Release dated April 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
Date: April 16, 2009	By:	/s/ Dan A. Chila
Dan A. Chila Executive President and Chief Financial Officer